                                                                      EXHIBIT 20



                       MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.  TRS is, as of the date hereof, the Servicer under the Agreement.

3.  The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on November 15, 2001 and covers activity from September 25, 2001 through October 25,2001.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of November, 2001.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Lawrence Belmonte
                                                 -----------------------------
                                          Name:  Lawrence Belmonte
                                          Title: Vice President
                                                 CSBS - Forecast & Planning

I.  Monthly Period Trust Activity


A. Trust Activity                                               Trust Totals
-----------------                                               ------------

Number of days in period                                                  31
Beginning Principal Receivable Balance                     16,355,474,132.14
Special Funding Account Balance                                         0.00
Beginning Total Principal Balance                          16,355,474,132.14

Finance Charge Collections (excluding                         236,474,153.66
  Discount Option & Recoveries)
Discount Percentage                                                    2.00%
Discount Option Receivables Collections                        53,608,171.64
Premium Option Receivables Collections                                  0.00
Recoveries                                                     18,006,228.42
Total Collections of Finance Charge Receivables               308,088,553.72
Total Collections of Principal Receivables                  2,626,800,410.42
Monthly Payment Rate                                                15.5426%
Defaulted amount                                               87,531,831.41
Annualized Default Rate                                              6.4114%
Trust Portfolio Yield                                               15.8777%
New Principal Receivables                                   2,433,595,815.09
Ending Principal Receivables Balance                       16,074,737,705.40
Ending Required Minimum Principal Balance                  15,327,750,000.00
Ending Transferor Amount                                    1,749,737,705.40
Ending Special Funding Account Balance                                  0.00
Ending Total Principal Balance                             16,074,737,705.40



B. Series Allocations                                            Series 1997-1     Series 1998-1     Series 1999-1     Series 1999-2
---------------------                                            -------------     -------------     -------------     -------------
Group Number                                                                1                 2                 1                  1
Invested Amount                                              1,000,000,000.00  1,000,000,000.00  1,000,000,000.00     500,000,000.00
Adjusted Invested Amount                                     1,000,000,000.00  1,000,000,000.00  1,000,000,000.00     500,000,000.00
Principal Funding Account Balance                                        0.00              0.00              0.00               0.00
Series Required Transferor Amount                               70,000,000.00     70,000,000.00     70,000,000.00      35,000,000.00
Series Allocation Percentage                                            6.98%             6.98%             6.98%              3.49%
Series Alloc. Finance Charge Collections                        21,507,054.36     21,507,054.36     21,507,054.36      10,753,527.18
Series Allocable Recoveries                                      1,256,979.30      1,256,979.30      1,256,979.30         628,489.65
Series Alloc. Principal Collections                            183,371,756.40    183,371,756.40    183,371,756.40      91,685,878.20
Series Allocable Defaulted Amount                                6,110,424.53      6,110,424.53      6,110,424.53       3,055,212.27

B. Series Allocations                         Series 1999-3     Series 1999-4     Series 1999-5     Series 1999-6      Series 2000-1
---------------------                         -------------     -------------     -------------     -------------      -------------

Group Number                                              2                 2                 2                 2                  1
Invested Amount                            1,000,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00     500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00     500,000,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00               0.00
Series Required Transferor Amount             70,000,000.00     35,000,000.00     35,000,000.00     35,000,000.00      35,000,000.00
Series Allocation Percentage                          6.98%             3.49%             3.49%             3.49%              3.49%
Series Alloc. Finance Charge Collections      21,507,054.36     10,753,527.18     10,753,527.18     10,753,527.18      10,753,527.18
Series Allocable Recoveries                    1,256,979.30        628,489.65        628,489.65        628,489.65         628,489.65
Series Alloc. Principal Collections          183,371,756.40     91,685,878.20     91,685,878.20     91,685,878.20      91,685,878.20
Series Allocable Defaulted Amount              6,110,424.53      3,055,212.27      3,055,212.27      3,055,212.27       3,055,212.27

B. Series Allocations                         Series 2000-2     Series 2000-3     Series 2000-4     Series 2000-5      Series 2001-1
---------------------                         -------------     -------------     -------------     -------------      -------------

Group Number                                              2                 2                 2                 2                  2
Invested Amount                              500,000,000.00  1,000,000,000.00  1,212,122,000.00    787,878,000.00     750,000,000.00
Adjusted Invested Amount                     500,000,000.00  1,000,000,000.00  1,212,122,000.00    787,878,000.00     750,000,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00               0.00
Series Required Transferor Amount             35,000,000.00     70,000,000.00     84,848,540.00     55,151,460.00      52,500,000.00
Series Allocation Percentage                          3.49%             6.98%             8.46%             5.50%              5.24%
Series Alloc. Finance Charge Collections      10,753,527.18     21,507,054.36     26,069,173.75     16,944,934.98      16,130,290.77
Series Allocable Recoveries                      628,489.65      1,256,979.30      1,523,612.26        990,346.33         942,734.47
Series Alloc. Principal Collections           91,685,878.20    183,371,756.40    222,268,940.11    144,474,572.69     137,528,817.30
Series Allocable Defaulted Amount              3,055,212.27      6,110,424.53      7,406,580.00      4,814,269.06       4,582,818.40

B. Series Allocations                         Series 2001-2     Series 2001-3     Series 2001-4     Series 2001-5      Series 2001-6
---------------------                         -------------     -------------     -------------     -------------      -------------

Group Number                                              1                 2                 2                 2                  2
Invested Amount                              250,000,000.00    750,000,000.00    725,000,000.00    500,000,000.00     700,000,000.00
Adjusted Invested Amount                     250,000,000.00    750,000,000.00    725,000,000.00    500,000,000.00     700,000,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00               0.00
Series Required Transferor Amount             17,500,000.00     52,500,000.00     50,750,000.00     35,000,000.00      49,000,000.00
Series Allocation Percentage                          1.75%             5.24%             5.06%             3.49%              4.89%
Series Alloc. Finance Charge Collections       5,376,763.59     16,130,290.77     15,592,614.41     10,753,527.18      15,054,938.05
Series Allocable Recoveries                      314,244.82        942,734.47        911,309.99        628,489.65         879,885.51
Series Alloc. Principal Collections           45,842,939.10    137,528,817.30    132,944,523.39     91,685,878.20     128,360,229.48
Series Allocable Defaulted Amount              1,527,606.13      4,582,818.40      4,430,057.79      3,055,212.27       4,277,297.17

B. Series Allocations                         Series 2001-7                                                              Trust Total
---------------------                         -------------                                                              -----------

Group Number                                              2
Invested Amount                              650,000,000.00                                                        14,325,000,000.00
Adjusted Invested Amount                     650,000,000.00                                                        14,325,000,000.00
Principal Funding Account Balance                      0.00                                                                     0.00
Series Required Transferor Amount             45,500,000.00                                                         1,002,750,000.00
Series Allocation Percentage                          4.54%                                                                     100%
Series Alloc. Finance Charge Collections      13,979,585.33                                                           308,088,553.72
Series Allocable Recoveries                      817,036.54                                                            18,006,228.42
Series Alloc. Principal Collections          119,191,641.66                                                         2,626,800,410.42
Series Allocable Defaulted Amount              3,971,775.95                                                            87,531,831.41


C. Group Allocations
--------------------

1. Group 1 Allocations                                             Series 1997-1   Series 1999-1   Series 1999-2     Series 2000-1
----------------------                                             -------------   -------------   -------------     -------------
Investor Finance Charge Collections                                18,837,029.81   18,837,029.81    9,418,514.90      9,418,514.90

Investor Monthly Interest                                           5,128,125.00    4,547,135.42    2,405,963.54      2,890,598.96
Investor Default Amount                                             5,351,836.99    5,351,836.99    2,675,918.49      2,675,918.49
Investor Monthly Fees                                               1,666,666.67    1,666,666.67      833,333.33        833,333.33
Investor Additional Amounts                                                 0.00            0.00            0.00              0.00
Total                                                              12,146,628.65   11,565,639.07    5,915,215.37      6,399,850.79

Reallocated Investor Finance Charge Collections                    18,837,029.81   18,837,029.81    9,418,514.90      9,418,514.90
Available Excess                                                    6,690,401.15    7,271,390.73    3,503,299.53      3,018,664.12

1. Group 1 Allocations                            Series 2001-2                                                      Group 1 Total
----------------------                            -------------                                                      -------------

Investor Finance Charge Collections                4,709,257.45                                                      61,220,346.87

Investor Monthly Interest                          1,123,919.27                                                      16,095,742.19
Investor Default Amount                            1,337,959.25                                                      17,393,470.21
Investor Monthly Fees                                416,666.67                                                       5,416,666.67
Investor Additional Amounts                                0.00                                                               0.00
Total                                              2,878,545.18                                                      38,905,879.06

Reallocated Investor Finance Charge Collections    4,709,257.45                                                      61,220,346.87
Available Excess                                   1,830,712.27                                                      22,314,467.81

2. Group 2 Allocations                            Series 1998-1    Series 1999-3   Series 1999-4   Series 1999-5     Series 1999-6
----------------------                            -------------    -------------   -------------   -------------     -------------

Investor Finance Charge Collections               18,837,029.81    18,837,029.81    9,418,514.90    9,418,514.90      9,418,514.90

Investor Monthly Interest                          2,304,548.61     2,366,720.83    1,194,727.08    1,225,748.61      1,209,818.06
Investor Default Amount                            5,351,836.99     5,351,836.99    2,675,918.49    2,675,918.49      2,675,918.49
Investor Monthly Fees                              1,666,666.67     1,666,666.67      833,333.33      833,333.33        833,333.33
Investor Additional Amounts                                0.00             0.00            0.00            0.00              0.00
Total                                              9,323,052.27     9,385,224.49    4,703,978.91    4,735,000.44      4,719,069.88

Reallocated Investor Finance Charge Collections   18,837,029.81    18,837,029.81    9,418,514.90    9,418,514.90      9,418,514.90
Available Excess                                   9,513,977.54     9,451,805.32    4,714,535.99    4,683,514.46      4,699,445.02

2. Group 2 Allocations                            Series 2000-2    Series 2000-3   Series 2000-4   Series 2000-5     Series 2001-1
----------------------                            -------------    -------------   -------------   -------------     -------------

Investor Finance Charge Collections                9,418,514.90    18,837,029.81   22,832,778.24   14,841,281.37     14,127,772.35

Investor Monthly Interest                          1,194,630.21     2,377,527.78    3,447,056.19    1,866,858.02      1,785,309.38
Investor Default Amount                            2,675,918.49     5,351,836.99    6,487,079.35    4,216,594.62      4,013,877.74
Investor Monthly Fees                                833,333.33     1,666,666.67    2,020,203.33    1,313,130.00      1,250,000.00
Investor Additional Amounts                                0.00             0.00            0.00            0.00              0.00
Total                                              4,703,882.04     9,396,031.43   11,954,338.88    7,396,582.64      7,049,187.12

Reallocated Investor Finance Charge Collections    9,418,514.90    18,837,029.81   22,832,778.24   14,841,281.37     14,127,772.35
Investment Funding Account Proceeds                                                     6,120.41
Available Excess                                   4,714,632.87     9,440,998.37   10,884,559.77    7,444,698.73      7,078,585.24

2. Group 2 Allocations                            Series 2001-3    Series 2001-4   Series 2001-5   Series 2001-6     Series 2001-7
----------------------                            -------------    -------------   -------------   -------------     -------------

Investor Finance Charge Collections               14,127,772.35    13,656,846.61    9,418,514.90   13,185,920.86     12,244,069.37

Investor Monthly Interest                          1,771,779.17     1,718,650.76    1,209,538.19    1,652,967.36      1,535,346.04
Investor Default Amount                            4,013,877.74     3,880,081.82    2,675,918.49    3,746,285.89      3,478,694.04
Investor Monthly Fees                              1,250,000.00     1,208,333.33      833,333.33    1,166,666.67      1,083,333.33
Investor Additional Amounts                                0.00             0.00            0.00            0.00              0.00
Total                                              7,035,656.91     6,807,065.91    4,718,790.02    6,565,919.92      6,097,373.42

Reallocated Investor Finance Charge Collections   14,127,772.35    13,656,846.61    9,418,514.90   13,185,920.86     12,244,069.37
Investment Funding Account Proceeds
Available Excess                                   7,092,115.45     6,849,780.70    4,699,724.88    6,620,000.95      6,146,695.96




2. Group 2 Allocations                                                                                               Group 2 Total
----------------------                                                                                               -------------

Investor Finance Charge Collections                                                                                 208,620,105.10

Investor Monthly Interest                                                                                            26,861,226.30
Investor Default Amount                                                                                              59,271,594.64
Investor Monthly Fees                                                                                                18,458,333.33
Investor Additional Amounts                                                                                                   0.00
Total                                                                                                               104,591,154.27

Reallocated Investor Finance Charge Collections                                                                     208,620,105.10
Investment Funding Accountn Proceeds                                                                                      6,120.41
Available Excess                                                                                                    104,035,071.24

D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                              242,615,515
61-90 Days Delinquent:                              131,088,446
90+ Days Delinquent:                                183,827,432
Total 30+ Days Delinquent:                          557,531,393


II. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Series         Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations           Interest               Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount            1,141,743,394.91      1,000,000,000.00        141,743,394.91
Beginning Adjusted Invested Amount                            N/A      1,000,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             21,507,054.36         18,837,029.81          2,670,024.55
Collections of Principal Receivables               183,371,756.40        160,606,802.91         22,764,953.49
Defaulted Amount                                     6,110,424.53          5,351,836.99            758,587.54

Ending Invested / Transferor Amounts             1,122,145,738.60      1,000,000,000.00        122,145,738.60


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             6.4000%               6.5500%               2.9000%
Monthly Interest Due                                 4,613,333.33            327,500.00            187,291.67         5,128,125.00
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                   4,613,333.33            327,500.00            187,291.67         5,128,125.00
Investor Default Amount                              4,629,338.99            321,110.22            401,387.77         5,351,836.99
Investor Monthly Fees Due                            1,441,666.67            100,000.00            125,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                           10,684,338.99            748,610.22            713,679.44        12,146,628.65

Reallocated Investor Finance Charge Collections                                                                      18,837,029.81
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  8.0003%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     865,000,000.00         60,000,000.00         75,000,000.00     1,000,000,000.00
Interest Distributions                               4,613,333.33            327,500.00            187,291.67         5,128,125.00
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                  4,613,333.33            327,500.00            187,291.67         5,128,125.00
Ending Certificates Balance                        865,000,000.00         60,000,000.00         75,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $5.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $5.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.46

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.46

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $187,291.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $187,291.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $16,294,030.78

       a. Class A Monthly Interest:                             $4,613,333.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,629,338.99
       e. Excess Spread:                                        $7,051,358.45

   2.  Class B Available Funds:                                 $1,130,221.79

       a. Class B Monthly Interest:                               $327,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $802,721.79

   3.  Collateral Available Funds:                              $1,412,777.24

       a. Excess Spread:                                        $1,412,777.24

   4.  Total Excess Spread:                                     $9,266,857.48

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 1997-1 Allocable Principal
       Collections:                                           $183,371,756.40

   3.  Principal Allocation Percentage of
       Series 1997-1 Allocable Principal Collections:         $160,606,802.91

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $160,606,802.91

   6.  Shared Principal Collections from other
       Series allocated to Series 1997-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,351,836.99

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $165,958,639.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $165,958,639.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

   1.  Excess Spread:                                           $9,266,857.48
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $321,110.22

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $187,291.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $401,387.77
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,690,401.15

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.0003%
       b. Prior Monthly Period                                        8.9071%
       c. Second Prior Monthly Period                                 7.6136%

   2.  Three Month Average Base Rate                                  8.1737%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


III. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series          Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest                Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount            1,141,743,394.91      1,000,000,000.00        141,743,394.91
Beginning Adjusted Invested Amount                            N/A      1,000,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             21,507,054.36         18,837,029.81          2,670,024.55
Collections of Principal Receivables               183,371,756.40        160,606,802.91         22,764,953.49
Defaulted Amount                                     6,110,424.53          5,351,836.99            758,587.54

Ending Invested / Transferor Amounts             1,122,145,738.60      1,000,000,000.00        122,145,738.60


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             2.6150%               2.7750%               3.1250%
Monthly Interest Due                                 1,857,739.58            191,166.67            255,642.36         2,304,548.61
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                   1,857,739.58            191,166.67            255,642.36         2,304,548.61
Investor Default Amount                              4,415,265.51            428,146.96            508,424.51         5,351,836.99
Investor Monthly Fees Due                            1,375,000.00            133,333.33            158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                            7,648,005.10            752,646.96            922,400.21         9,323,052.27

Reallocated Investor Finance Charge Collections                                                                      18,837,029.81
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  4.6758%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     825,000,000.00         80,000,000.00         95,000,000.00     1,000,000,000.00
Interest Distributions                               1,857,739.58            191,166.67            255,642.36         2,304,548.61
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                  1,857,739.58            191,166.67            255,642.36         2,304,548.61
Ending Certificates Balance                        825,000,000.00         80,000,000.00         95,000,000.00     1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.25

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.25

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.39

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.39

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $255,642.36

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $255,642.36

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $15,540,549.59

       a. Class A Monthly Interest:                             $1,857,739.58
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,415,265.51
       e. Excess Spread:                                        $9,267,544.49

   2.  Class B Available Funds:                                 $1,506,962.38

       a. Class B Monthly Interest:                               $191,166.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,315,795.72

   3.  Collateral Available Funds:                              $1,789,517.83

       a. Excess Spread:                                        $1,789,517.83

   4.  Total Excess Spread:                                    $12,372,858.04

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $183,371,756.40

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $160,606,802.91

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $160,606,802.91

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,351,836.99

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $165,958,639.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $165,958,639.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $12,372,858.04
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $428,146.96

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $255,642.36
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $508,424.51
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $9,513,977.54

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.6758%
       b. Prior Monthly Period                                        5.8619%
       c. Second Prior Monthly Period                                 5.6873%

   2.  Three Month Average Base Rate                                  5.4083%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


IV. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Series           Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations           Interest               Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount            1,141,743,394.91      1,000,000,000.00        141,743,394.91
Beginning Adjusted Invested Amount                            N/A      1,000,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             21,507,054.36         18,837,029.81          2,670,024.55
Collections of Principal Receivables               183,371,756.40        160,606,802.91         22,764,953.49
Defaulted Amount                                     6,110,424.53          5,351,836.99            758,587.54

Ending Invested / Transferor Amounts             1,122,145,738.60      1,000,000,000.00        122,145,738.60


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             5.6000%               5.8500%               3.3750%
Monthly Interest Due                                 4,036,666.67            292,500.00            217,968.75         4,547,135.42
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                   4,036,666.67            292,500.00            217,968.75         4,547,135.42
Investor Default Amount                              4,629,338.99            321,110.22            401,387.77         5,351,836.99
Investor Monthly Fees Due                            1,441,666.67            100,000.00            125,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                           10,107,672.33            713,610.22            744,356.52        11,565,639.07

Reallocated Investor Finance Charge Collections                                                                      18,837,029.81
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  7.3163%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     865,000,000.00         60,000,000.00         75,000,000.00     1,000,000,000.00
Interest Distributions                               4,036,666.67            292,500.00            217,968.75         4,547,135.42
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                  4,036,666.67            292,500.00            217,968.75         4,547,135.42
Ending Certificates Balance                        865,000,000.00         60,000,000.00         75,000,000.00     1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $217,968.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $217,968.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $16,294,030.78

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,629,338.99
       e. Excess Spread:                                        $7,628,025.12

   2.  Class B Available Funds:                                 $1,130,221.79

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $837,721.79

   3.  Collateral Available Funds:                              $1,412,777.24

       a. Excess Spread:                                        $1,412,777.24

   4.  Total Excess Spread:                                     $9,878,524.14

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $183,371,756.40

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $160,606,802.91

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $160,606,802.91

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,351,836.99

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $165,958,639.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $165,958,639.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $9,878,524.14
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $321,110.22

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $217,968.75
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $401,387.77
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,271,390.73

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.3163%
       b. Prior Monthly Period                                        8.1458%
       c. Second Prior Monthly Period                                 6.9732%

   2.  Three Month Average Base Rate                                  7.4784%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


V. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Series         Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations           Interest               Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount              570,871,697.46        500,000,000.00         70,871,697.46
Beginning Adjusted Invested Amount                            N/A        500,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             10,753,527.18          9,418,514.90          1,335,012.28
Collections of Principal Receivables                91,685,878.20         80,303,401.45         11,382,476.75
Defaulted Amount                                     3,055,212.27          2,675,918.49            379,293.77

Ending Invested / Transferor Amounts               561,072,869.30        500,000,000.00         61,072,869.30


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             5.9500%               6.1000%               3.3750%
Monthly Interest Due                                 2,144,479.17            152,500.00            108,984.38         2,405,963.54
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                   2,144,479.17            152,500.00            108,984.38         2,405,963.54
Investor Default Amount                              2,314,669.50            160,555.11            200,693.89         2,675,918.49
Investor Monthly Fees Due                              720,833.33             50,000.00             62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                            5,179,982.00            363,055.11            372,178.26         5,915,215.37

Reallocated Investor Finance Charge Collections                                                                       9,418,514.90
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  7.6280%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     432,500,000.00         30,000,000.00         37,500,000.00       500,000,000.00
Interest Distributions                               2,144,479.17            152,500.00            108,984.38         2,405,963.54
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                  2,144,479.17            152,500.00            108,984.38         2,405,963.54
Ending Certificates Balance                        432,500,000.00         30,000,000.00         37,500,000.00       500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $108,984.38

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $108,984.38

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,147,015.39

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,314,669.50
       e. Excess Spread:                                        $3,687,866.73

   2.  Class B Available Funds:                                   $565,110.89

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $412,610.89

   3.  Collateral Available Funds:                                $706,388.62

       a. Excess Spread:                                          $706,388.62

   4.  Total Excess Spread:                                     $4,806,866.24

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 1999-2 Allocable Principal
       Collections:                                            $91,685,878.20

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $80,303,401.45

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $80,303,401.45

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,675,918.49

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $82,979,319.95

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $82,979,319.95

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $4,806,866.24
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $160,555.11

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $108,984.38
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $200,693.89
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,503,299.53

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.6280%
       b. Prior Monthly Period                                        8.4910%
       c. Second Prior Monthly Period                                 7.2661%

   2.  Three Month Average Base Rate                                  7.7950%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


VI. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series          Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations           Interest               Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount            1,141,743,394.91      1,000,000,000.00        141,743,394.91
Beginning Adjusted Invested Amount                            N/A      1,000,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             21,507,054.36         18,837,029.81          2,670,024.55
Collections of Principal Receivables               183,371,756.40        160,606,802.91         22,764,953.49
Defaulted Amount                                     6,110,424.53          5,351,836.99            758,587.54

Ending Invested / Transferor Amounts             1,122,145,738.60      1,000,000,000.00        122,145,738.60


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             2.6650%               2.8650%               3.3750%
Monthly Interest Due                                 1,893,260.42            197,366.67            276,093.75         2,366,720.83
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                   1,893,260.42            197,366.67            276,093.75         2,366,720.83
Investor Default Amount                              4,415,265.51            428,146.96            508,424.51         5,351,836.99
Investor Monthly Fees Due                            1,375,000.00            133,333.33            158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                            7,683,525.93            758,846.96            942,851.60         9,385,224.49

Reallocated Investor Finance Charge Collections                                                                      18,837,029.81
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  4.7490%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     825,000,000.00         80,000,000.00         95,000,000.00     1,000,000,000.00
Interest Distributions                               1,893,260.42            197,366.67            276,093.75         2,366,720.83
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                  1,893,260.42            197,366.67            276,093.75         2,366,720.83
Ending Certificates Balance                        825,000,000.00         80,000,000.00         95,000,000.00     1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.29

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.29

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.47

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.47

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $276,093.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $276,093.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $15,540,549.59

       a. Class A Monthly Interest:                             $1,893,260.42
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,415,265.51
       e. Excess Spread:                                        $9,232,023.66

   2.  Class B Available Funds:                                 $1,506,962.38

       a. Class B Monthly Interest:                               $197,366.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,309,595.72

   3.  Collateral Available Funds:                              $1,789,517.83

       a. Excess Spread:                                        $1,789,517.83

   4.  Total Excess Spread:                                    $12,331,137.21

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $183,371,756.40

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $160,606,802.91

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $160,606,802.91

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,351,836.99

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $165,958,639.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $165,958,639.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $12,331,137.21
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $428,146.96

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $276,093.75
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $508,424.51
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $9,451,805.32

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.7490%
       b. Prior Monthly Period                                        5.9351%
       c. Second Prior Monthly Period                                 5.7605%

   2.  Three Month Average Base Rate                                  5.4815%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


VII. Series 1999-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Series         Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations           Interest               Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount              570,871,697.46        500,000,000.00         70,871,697.46
Beginning Adjusted Invested Amount                            N/A        500,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             10,753,527.18          9,418,514.90          1,335,012.28
Collections of Principal Receivables                91,685,878.20         80,303,401.45         11,382,476.75
Defaulted Amount                                     3,055,212.27          2,675,918.49            379,293.77

Ending Invested / Transferor Amounts               561,072,869.30        500,000,000.00         61,072,869.30


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             2.6950%               2.9450%               3.3250%
Monthly Interest Due                                   957,286.46            101,438.89            136,001.74         1,194,727.08
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                     957,286.46            101,438.89            136,001.74         1,194,727.08
Investor Default Amount                              2,207,632.76            214,073.48            254,212.26         2,675,918.49
Investor Monthly Fees Due                              687,500.00             66,666.67             79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                            3,852,419.22            382,179.04            469,380.66         4,703,978.91

Reallocated Investor Finance Charge Collections                                                                       9,418,514.90
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  4.7758%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     412,500,000.00         40,000,000.00         47,500,000.00       500,000,000.00
Interest Distributions                                 957,286.46            101,438.89            136,001.74         1,194,727.08
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                    957,286.46            101,438.89            136,001.74         1,194,727.08
Ending Certificates Balance                        412,500,000.00         40,000,000.00         47,500,000.00       500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.32

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.32

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.54

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.54

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $136,001.74

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $136,001.74

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,770,274.80

       a. Class A Monthly Interest:                               $957,286.46
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,207,632.76
       e. Excess Spread:                                        $4,605,355.58

   2.  Class B Available Funds:                                   $753,481.19

       a. Class B Monthly Interest:                               $101,438.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $652,042.30

   3.  Collateral Available Funds:                                $894,758.92

       a. Excess Spread:                                          $894,758.92

   4.  Total Excess Spread:                                     $6,152,156.80

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 1999-4 Allocable Principal
       Collections:                                            $91,685,878.20

   3.  Principal Allocation Percentage of
       Series 1999-4 Allocable Principal Collections:          $80,303,401.45

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $80,303,401.45

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,675,918.49

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $82,979,319.95

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $82,979,319.95

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

   1.  Excess Spread:                                           $6,152,156.80
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $214,073.48

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $136,001.74
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $254,212.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,714,535.99

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.7758%
       b. Prior Monthly Period                                        5.9619%
       c. Second Prior Monthly Period                                 5.7873%

   2.  Three Month Average Base Rate                                  5.5083%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


VIII. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Series         Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest                Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount              570,871,697.46        500,000,000.00         70,871,697.46
Beginning Adjusted Invested Amount                            N/A        500,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             10,753,527.18          9,418,514.90          1,335,012.28
Collections of Principal Receivables                91,685,878.20         80,303,401.45         11,382,476.75
Defaulted Amount                                     3,055,212.27          2,675,918.49            379,293.77

Ending Invested / Transferor Amounts               561,072,869.30        500,000,000.00         61,072,869.30


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             2.7650%               3.0050%               3.4250%
Monthly Interest Due                                   982,151.04            103,505.56            140,092.01         1,225,748.61
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                     982,151.04            103,505.56            140,092.01         1,225,748.61
Investor Default Amount                              2,207,632.76            214,073.48            254,212.26         2,675,918.49
Investor Monthly Fees Due                              687,500.00             66,666.67             79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                            3,877,283.80            384,245.70            473,470.94         4,735,000.44

Reallocated Investor Finance Charge Collections                                                                       9,418,514.90
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  4.8488%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     412,500,000.00         40,000,000.00         47,500,000.00       500,000,000.00
Interest Distributions                                 982,151.04            103,505.56            140,092.01         1,225,748.61
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                    982,151.04            103,505.56            140,092.01         1,225,748.61
Ending Certificates Balance                        412,500,000.00         40,000,000.00         47,500,000.00       500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.38

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.38

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.59

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.59

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $140,092.01

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $140,092.01

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,770,274.80

       a. Class A Monthly Interest:                               $982,151.04
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,207,632.76
       e. Excess Spread:                                        $4,580,491.00

   2.  Class B Available Funds:                                   $753,481.19

       a. Class B Monthly Interest:                               $103,505.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $649,975.64

   3.  Collateral Available Funds:                                $894,758.92

       a. Excess Spread:                                          $894,758.92

   4.  Total Excess Spread:                                     $6,125,225.55

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 1999-5 Allocable Principal
       Collections:                                            $91,685,878.20

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $80,303,401.45

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $80,303,401.45

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,675,918.49

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $82,979,319.95

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $82,979,319.95

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $6,125,225.55
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $214,073.48

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $140,092.01
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $254,212.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,683,514.46

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.8488%
       b. Prior Monthly Period                                        6.0349%
       c. Second Prior Monthly Period                                 5.8604%

   2.  Three Month Average Base Rate                                  5.5814%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


IX. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series          Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest                Interest
----------------------------------                    -----------       ---------------            ----------
Beginning Invested /Transferor Amount              570,871,697.46        500,000,000.00         70,871,697.46
Beginning Adjusted Invested Amount                            N/A        500,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             10,753,527.18          9,418,514.90          1,335,012.28
Collections of Principal Receivables                91,685,878.20         80,303,401.45         11,382,476.75
Defaulted Amount                                     3,055,212.27          2,675,918.49            379,293.77

Ending Invested / Transferor Amounts               561,072,869.30        500,000,000.00         61,072,869.30


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             2.7250%               2.9550%               3.4250%
Monthly Interest Due                                   967,942.71            101,783.33            140,092.01         1,209,818.06
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                     967,942.71            101,783.33            140,092.01         1,209,818.06
Investor Default Amount                              2,207,632.76            214,073.48            254,212.26         2,675,918.49
Investor Monthly Fees Due                              687,500.00             66,666.67             79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                            3,863,075.47            382,523.48            473,470.94         4,719,069.88

Reallocated Investor Finance Charge Collections                                                                       9,418,514.90
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  4.8113%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     412,500,000.00         40,000,000.00         47,500,000.00       500,000,000.00
Interest Distributions                                 967,942.71            101,783.33            140,092.01         1,209,818.06
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                    967,942.71            101,783.33            140,092.01         1,209,818.06
Ending Certificates Balance                        412,500,000.00         40,000,000.00         47,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.35

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.35

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.54

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.54

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $140,092.01

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $140,092.01

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,770,274.80

       a. Class A Monthly Interest:                               $967,942.71
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,207,632.76
       e. Excess Spread:                                        $4,594,699.33

   2.  Class B Available Funds:                                   $753,481.19

       a. Class B Monthly Interest:                               $101,783.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $651,697.86

   3.  Collateral Available Funds:                                $894,758.92

       a. Excess Spread:                                          $894,758.92

   4.  Total Excess Spread:                                     $6,141,156.10

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 1999-6 Allocable Principal
       Collections:                                            $91,685,878.20

   3.  Principal Allocation Percentage of
       Series 1999-6 Allocable Principal Collections:          $80,303,401.45

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $80,303,401.45

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,675,918.49

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $82,979,319.95

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $82,979,319.95

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

   1.  Excess Spread:                                           $6,141,156.10
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $214,073.48

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $140,092.01
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $254,212.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,699,445.02

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.8113%
       b. Prior Monthly Period                                        5.9974%
       c. Second Prior Monthly Period                                 5.8228%

   2.  Three Month Average Base Rate                                  5.5439%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


X. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series          Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest                Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount              570,871,697.46        500,000,000.00         70,871,697.46
Beginning Adjusted Invested Amount                            N/A        500,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             10,753,527.18          9,418,514.90          1,335,012.28
Collections of Principal Receivables                91,685,878.20         80,303,401.45         11,382,476.75
Defaulted Amount                                     3,055,212.27          2,675,918.49            379,293.77

Ending Invested / Transferor Amounts               561,072,869.30        500,000,000.00         61,072,869.30


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             7.2000%               7.4000%               3.4250%
Monthly Interest Due                                 2,595,000.00            185,000.00            110,598.96         2,890,598.96
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                   2,595,000.00            185,000.00            110,598.96         2,890,598.96
Investor Default Amount                              2,314,669.50            160,555.11            200,693.89         2,675,918.49
Investor Monthly Fees Due                              720,833.33             50,000.00             62,500.00           833,333.33
Investor Additional Amounts Due
Total Due                                            5,630,502.83            395,555.11            373,792.85         6,399,850.79

Reallocated Investor Finance Charge Collections                                                                       9,418,514.90
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  8.7693%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     432,500,000.00         30,000,000.00         37,500,000.00       500,000,000.00
Interest Distributions                               2,595,000.00            185,000.00            110,598.96         2,890,598.96
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                  2,595,000.00            185,000.00            110,598.96         2,890,598.96
Ending Certificates Balance                        432,500,000.00         30,000,000.00         37,500,000.00       500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $110,598.96

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $110,598.96

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,147,015.39

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,314,669.50
       e. Excess Spread:                                        $3,237,345.89

   2.  Class B Available Funds:                                   $565,110.89

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $380,110.89

   3.  Collateral Available Funds:                                $706,388.62

       a. Excess Spread:                                          $706,388.62

   4.  Total Excess Spread:                                     $4,323,845.41

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 2000-1 Allocable Principal
       Collections:                                            $91,685,878.20

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $80,303,401.45

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $80,303,401.45

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,675,918.49

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $82,979,319.95

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $82,979,319.95

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $4,323,845.41
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $160,555.11

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $110,598.96
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $200,693.89
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,018,664.12

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.7693%
       b. Prior Monthly Period                                        9.7541%
       c. Second Prior Monthly Period                                 8.3384%

   2.  Three Month Average Base Rate                                  8.9539%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


XI. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Series         Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest                Interest
-----------------------------------                   -----------       ---------------           -----------
Beginning Invested /Transferor Amount              570,871,697.46        500,000,000.00         70,871,697.46
Beginning Adjusted Invested Amount                            N/A        500,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             10,753,527.18          9,418,514.90          1,335,012.28
Collections of Principal Receivables                91,685,878.20         80,303,401.45         11,382,476.75
Defaulted Amount                                     3,055,212.27          2,675,918.49            379,293.77

Ending Invested / Transferor Amounts               561,072,869.30        500,000,000.00         61,072,869.30


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             2.6900%               2.8750%               3.4250%
Monthly Interest Due                                   955,510.42             99,027.78            140,092.01         1,194,630.21
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                     955,510.42             99,027.78            140,092.01         1,194,630.21
Investor Default Amount                              2,207,632.76            214,073.48            254,212.26         2,675,918.49
Investor Monthly Fees Due                              687,500.00             66,666.67             79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                            3,850,643.17            379,767.92            473,470.94         4,703,882.04

Reallocated Investor Finance Charge Collections                                                                       9,418,514.90
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  4.7755%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     412,500,000.00         40,000,000.00         47,500,000.00       500,000,000.00
Interest Distributions                                 955,510.42             99,027.78            140,092.01         1,194,630.21
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                    955,510.42             99,027.78            140,092.01         1,194,630.21
Ending Certificates Balance                        412,500,000.00         40,000,000.00         47,500,000.00       500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.32

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.32

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $140,092.01

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $140,092.01

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,770,274.80

       a. Class A Monthly Interest:                               $955,510.42
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,207,632.76
       e. Excess Spread:                                        $4,607,131.62

   2.  Class B Available Funds:                                   $753,481.19

       a. Class B Monthly Interest:                                $99,027.78
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $654,453.41

   3.  Collateral Available Funds:                                $894,758.92

       a. Excess Spread:                                          $894,758.92

   4.  Total Excess Spread:                                     $6,156,343.95

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 2000-2 Allocable Principal
       Collections:                                            $91,685,878.20

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $80,303,401.45

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $80,303,401.45

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,675,918.49

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $82,979,319.95

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $82,979,319.95

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $6,156,343.95
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $214,073.48

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $140,092.01
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $254,212.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,714,632.87

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.7755%
       b. Prior Monthly Period                                        5.9616%
       c. Second Prior Monthly Period                                 5.7871%

   2.  Three Month Average Base Rate                                  5.5081%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


XII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series          Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest                Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount            1,141,743,394.91      1,000,000,000.00        141,743,394.91
Beginning Adjusted Invested Amount                            N/A      1,000,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             21,507,054.36         18,837,029.81          2,670,024.55
Collections of Principal Receivables               183,371,756.40        160,606,802.91         22,764,953.49
Defaulted Amount                                     6,110,424.53          5,351,836.99            758,587.54

Ending Invested / Transferor Amounts             1,122,145,738.60      1,000,000,000.00        122,145,738.60


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             2.6850%               2.8750%               3.3250%
Monthly Interest Due                                 1,907,468.75            198,055.56            272,003.47         2,377,527.78
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                   1,907,468.75            198,055.56            272,003.47         2,377,527.78
Investor Default Amount                              4,415,265.51            428,146.96            508,424.51         5,351,836.99
Investor Monthly Fees Due                            1,375,000.00            133,333.33            158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                            7,697,734.26            759,535.85            938,761.32         9,396,031.43

Reallocated Investor Finance Charge Collections                                                                      18,837,029.81
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  4.7617%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     825,000,000.00         80,000,000.00         95,000,000.00     1,000,000,000.00
Interest Distributions                               1,907,468.75            198,055.56            272,003.47         2,377,527.78
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                  1,907,468.75            198,055.56            272,003.47         2,377,527.78
Ending Certificates Balance                        825,000,000.00         80,000,000.00         95,000,000.00     1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.31

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.31

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $272,003.47

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $272,003.47

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $15,540,549.59

       a. Class A Monthly Interest:                             $1,907,468.75
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,415,265.51
       e. Excess Spread:                                        $9,217,815.33

   2.  Class B Available Funds:                                 $1,506,962.38

       a. Class B Monthly Interest:                               $198,055.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,308,906.83

   3.  Collateral Available Funds:                              $1,789,517.83

       a. Excess Spread:                                        $1,789,517.83

   4.  Total Excess Spread:                                    $12,316,239.99

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $183,371,756.40

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $160,606,802.91

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $160,606,802.91

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,351,836.99

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $165,958,639.90

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $165,958,639.90

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $12,316,239.99
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $428,146.96

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $272,003.47
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $508,424.51
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $9,440,998.37

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.7617%
       b. Prior Monthly Period                                        5.9478%
       c. Second Prior Monthly Period                                 5.7733%

   2.  Three Month Average Base Rate                                  5.4943%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


XIII. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Series           Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations           Interest               Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount            1,383,932,287.33      1,212,122,000.00        171,810,287.33
Beginning Adjusted Invested Amount                            N/A      1,212,122,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             26,069,173.75         22,832,778.24          3,236,395.50
Collections of Principal Receivables               222,268,940.11        194,675,039.16         27,593,900.95
Defaulted Amount                                     7,406,580.00          6,487,079.35            919,500.65

Ending Invested / Transferor Amounts             1,360,177,536.96      1,212,122,000.00        148,055,536.96


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             3.2750%               3.5000%               3.3750%
Monthly Interest Due                                 2,820,138.89            292,256.81            334,660.50         3,447,056.19
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                   2,820,138.89            292,256.81            334,660.50         3,447,056.19
Investor Default Amount                              5,351,836.99            518,967.63            616,274.73         6,487,079.35
Investor Monthly Fees Due                            1,666,666.67            161,616.67            191,920.00         2,020,203.33
Investor Additional Amounts Due
Total Due                                            9,838,642.54            972,841.10          1,142,855.23        11,954,338.88

Reallocated Investor Finance Charge Collections                                                                      22,832,778.24
Interest and Principal Funding Investment Proceeds                                                                        6,120.41
Series Adjusted Portfolio Yield                                                                                           15.8837%
Base Rate                                                                                                                  5.3107%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                   1,000,000,000.00         96,970,000.00        115,152,000.00     1,212,122,000.00
Interest Distributions                               2,820,138.89            292,256.81            334,660.50         3,447,056.19
Interest Deposits - Interest Funding Account        (2,820,138.89)          (292,256.81)                 0.00        (3,112,395.69)
Interest Funding Account Distributions                       0.00                  0.00                  0.00                 0.00
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                          0.00                  0.00            334,660.50           334,660.50
Ending Interest Funding Account Balance              5,367,361.11            556,230.69                  0.00         5,923,591.81
Ending Certificates Balance                      1,000,000,000.00         96,970,000.00        115,152,000.00     1,212,122,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.82

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.82

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $3.01

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $3.01

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $334,660.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $334,660.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$18,843,150.22

       a. Class A Monthly Interest:                             $2,820,138.89
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $5,351,836.99
       e. Excess Spread:                                       $10,671,174.34

   2.  Class B Available Funds:                                 $1,826,626.78

       a. Class B Monthly Interest:                               $292,256.81
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,534,369.97

   3.  Collateral Available Funds:                              $2,169,121.66

       a. Excess Spread:                                        $2,169,121.66

   4.  Total Excess Spread:                                    $14,374,665.97

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $222,268,940.11

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $194,675,039.16

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $194,675,039.16

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $6,487,079.35

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $201,162,118.51

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $201,162,118.51

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $14,374,665.97
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $518,967.63

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $334,660.50
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $616,274.73
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                $10,884,559.77

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      5.3107%
       b. Prior Monthly Period                                        5.6137%
       c. Second Prior Monthly Period                                 5.9782%

   2.  Three Month Average Base Rate                                  5.6342%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8837%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5235%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3523%


XIV. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series          Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations           Interest               Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount              899,554,502.50        787,878,000.00        111,676,502.50
Beginning Adjusted Invested Amount                            N/A        787,878,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             16,944,934.98         14,841,281.37          2,103,653.61
Collections of Principal Receivables               144,474,572.69        126,538,566.66         17,936,006.03
Defaulted Amount                                     4,814,269.06          4,216,594.62            597,674.44

Ending Invested / Transferor Amounts               884,113,940.23        787,878,000.00         96,235,940.23


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             2.6650%               2.9050%               3.3750%
Monthly Interest Due                                 1,491,659.72            157,671.30            217,527.00         1,866,858.02
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                   1,491,659.72            157,671.30            217,527.00         1,866,858.02
Investor Default Amount                              3,478,694.04            337,326.29            400,574.29         4,216,594.62
Investor Monthly Fees Due                            1,083,333.33            105,050.00            124,746.67         1,313,130.00
Investor Additional Amounts Due
Total Due                                            6,053,687.10            600,047.58            742,847.96         7,396,582.64

Reallocated Investor Finance Charge Collections                                                                      14,841,281.37
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  4.7522%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     650,000,000.00         63,030,000.00         74,848,000.00       787,878,000.00
Interest Distributions                               1,491,659.72            157,671.30            217,527.00         1,866,858.02
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                  1,491,659.72            157,671.30            217,527.00         1,866,858.02
Ending Certificates Balance                        650,000,000.00         63,030,000.00         74,848,000.00       787,878,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.29

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.29

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.50

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.50

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $217,527.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $217,527.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,244,069.37

       a. Class A Monthly Interest:                             $1,491,659.72
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,478,694.04
       e. Excess Spread:                                        $7,273,715.61

   2.  Class B Available Funds:                                 $1,187,297.99

       a. Class B Monthly Interest:                               $157,671.30
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,029,626.69

   3.  Collateral Available Funds:                              $1,409,914.01

       a. Excess Spread:                                        $1,409,914.01

   4.  Total Excess Spread:                                     $9,713,256.31

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $144,474,572.69

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $126,538,566.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $126,538,566.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,216,594.62

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $130,755,161.28

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $130,755,161.28

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $9,713,256.31
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $337,326.29

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $217,527.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $400,574.29
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,444,698.73

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.7522%
       b. Prior Monthly Period                                        5.9384%
       c. Second Prior Monthly Period                                 5.7638%

   2.  Three Month Average Base Rate                                  5.4848%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


XV. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Series           Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations           Interest               Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount              856,307,546.19        750,000,000.00        106,307,546.19
Beginning Adjusted Invested Amount                            N/A        750,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             16,130,290.77         14,127,772.35          2,002,518.42
Collections of Principal Receivables               137,528,817.30        120,455,102.18         17,073,715.12
Defaulted Amount                                     4,582,818.40          4,013,877.74            568,940.66

Ending Invested / Transferor Amounts               841,609,303.95        750,000,000.00         91,609,303.95


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             2.6650%               2.9450%               3.4750%
Monthly Interest Due                                 1,419,945.31            152,158.33            213,205.73         1,785,309.38
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                   1,419,945.31            152,158.33            213,205.73         1,785,309.38
Investor Default Amount                              3,311,449.14            321,110.22            381,318.39         4,013,877.74
Investor Monthly Fees Due                            1,031,250.00            100,000.00            118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                            5,762,644.45            573,268.55            713,274.11         7,049,187.12

Reallocated Investor Finance Charge Collections                                                                      14,127,772.35
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  4.7651%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     618,750,000.00         60,000,000.00         71,250,000.00       750,000,000.00
Interest Distributions                               1,419,945.31            152,158.33            213,205.73         1,785,309.38
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                  1,419,945.31            152,158.33            213,205.73         1,785,309.38
Ending Certificates Balance                        618,750,000.00         60,000,000.00         71,250,000.00       750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.29

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.29

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.54

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.54

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $213,205.73

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $213,205.73

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,655,412.19

       a. Class A Monthly Interest:                             $1,419,945.31
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,311,449.14
       e. Excess Spread:                                        $6,924,017.74

   2.  Class B Available Funds:                                 $1,130,221.79

       a. Class B Monthly Interest:                               $152,158.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $978,063.46

   3.  Collateral Available Funds:                              $1,342,138.37

       a. Excess Spread:                                        $1,342,138.37

   4.  Total Excess Spread:                                     $9,244,219.57

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $137,528,817.30

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $120,455,102.18

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $120,455,102.18

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,013,877.74

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $124,468,979.92

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $124,468,979.92

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $9,244,219.57
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $321,110.22

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $213,205.73
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $381,318.39
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,078,585.24

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.7651%
       b. Prior Monthly Period                                        5.9512%
       c. Second Prior Monthly Period                                 5.7767%

   2.  Three Month Average Base Rate                                  5.4977%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


XVI. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Series         Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations           Interest                Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount              285,435,848.73        250,000,000.00         35,435,848.73
Beginning Adjusted Invested Amount                            N/A        250,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables              5,376,763.59          4,709,257.45            667,506.14
Collections of Principal Receivables                45,842,939.10         40,151,700.73          5,691,238.37
Defaulted Amount                                     1,527,606.13          1,337,959.25            189,646.89

Ending Invested / Transferor Amounts               280,536,434.65        250,000,000.00         30,536,434.65


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             5.5300%               5.8300%               3.3750%
Monthly Interest Due                                   996,552.08             72,875.00             54,492.19         1,123,919.27
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                     996,552.08             72,875.00             54,492.19         1,123,919.27
Investor Default Amount                              1,157,334.75             80,277.55            100,346.94         1,337,959.25
Investor Monthly Fees Due                              360,416.67             25,000.00             31,250.00           416,666.67
Investor Additional Amounts Due
Total Due                                            2,514,303.50            178,152.55            186,089.13         2,878,545.18

Reallocated Investor Finance Charge Collections                                                                       4,709,257.45
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  7.2557%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     216,250,000.00         15,000,000.00         18,750,000.00       250,000,000.00
Interest Distributions                                 996,552.08             72,875.00             54,492.19         1,123,919.27
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                    996,552.08             72,875.00             54,492.19         1,123,919.27
Ending Certificates Balance                        216,250,000.00         15,000,000.00         18,750,000.00       250,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $54,492.19

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $54,492.19

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $4,073,507.70

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,157,334.75
       e. Excess Spread:                                        $1,919,620.86

   2.  Class B Available Funds:                                   $282,555.45

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $209,680.45

   3.  Collateral Available Funds:                                $353,194.31

       a. Excess Spread:                                          $353,194.31

   4.  Total Excess Spread:                                     $2,482,495.62

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $45,842,939.10

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $40,151,700.73

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $40,151,700.73

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,337,959.25

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $41,489,659.97

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $41,489,659.97

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $2,482,495.62
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $80,277.55

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $54,492.19
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $100,346.94
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,830,712.27

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.2557%
       b. Prior Monthly Period                                        8.0787%
       c. Second Prior Monthly Period                                 6.9163%

   2.  Three Month Average Base Rate                                  7.4169%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


XVII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Series         Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest                Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount              856,307,546.19        750,000,000.00        106,307,546.19
Beginning Adjusted Invested Amount                            N/A        750,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             16,130,290.77         14,127,772.35          2,002,518.42
Collections of Principal Receivables               137,528,817.30        120,455,102.18         17,073,715.12
Defaulted Amount                                     4,582,818.40          4,013,877.74            568,940.66

Ending Invested / Transferor Amounts               841,609,303.95        750,000,000.00         91,609,303.95


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             2.6550%               2.9050%               3.3750%
Monthly Interest Due                                 1,414,617.19            150,091.67            207,070.31         1,771,779.17
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                   1,414,617.19            150,091.67            207,070.31         1,771,779.17
Investor Default Amount                              3,311,449.14            321,110.22            381,318.39         4,013,877.74
Investor Monthly Fees Due                            1,031,250.00            100,000.00            118,750.00         1,250,000.00
Investor Additional Amounts Due
Total Due                                            5,757,316.32            571,201.89            707,138.70         7,035,656.91

Reallocated Investor Finance Charge Collections                                                                      14,127,772.35
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  4.7439%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     618,750,000.00         60,000,000.00         71,250,000.00       750,000,000.00
Interest Distributions                               1,414,617.19            150,091.67            207,070.31         1,771,779.17
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                  1,414,617.19            150,091.67            207,070.31         1,771,779.17
Ending Certificates Balance                        618,750,000.00         60,000,000.00         71,250,000.00       750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.29

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.29

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.50

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.50

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $207,070.31

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $207,070.31

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,655,412.19

       a. Class A Monthly Interest:                             $1,414,617.19
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,311,449.14
       e. Excess Spread:                                        $6,929,345.87

   2.  Class B Available Funds:                                 $1,130,221.79

       a. Class B Monthly Interest:                               $150,091.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $980,130.12

   3.  Collateral Available Funds:                              $1,342,138.37

       a. Excess Spread:                                        $1,342,138.37

   4.  Total Excess Spread:                                     $9,251,614.36

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $137,528,817.30

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $120,455,102.18

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $120,455,102.18

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,013,877.74

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $124,468,979.92

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $124,468,979.92

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $9,251,614.36
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $321,110.22

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $207,070.31
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $381,318.39
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,092,115.45

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.7439%
       b. Prior Monthly Period                                        5.9300%
       c. Second Prior Monthly Period                                 5.7554%

   2.  Three Month Average Base Rate                                  5.4764%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


XVIII. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series          Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations           Interest               Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount              827,763,961.31        725,000,000.00        102,763,961.31
Beginning Adjusted Invested Amount                            N/A        725,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             15,592,614.41         13,656,846.61          1,935,767.80
Collections of Principal Receivables               132,944,523.39        116,439,932.11         16,504,591.28
Defaulted Amount                                     4,430,057.79          3,880,081.82            549,975.97

Ending Invested / Transferor Amounts               813,555,660.48        725,000,000.00         88,555,660.48


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             2.6550%               2.9050%               3.4750%
Monthly Interest Due                                 1,367,463.28            145,088.61            206,098.87         1,718,650.76
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                   1,367,463.28            145,088.61            206,098.87         1,718,650.76
Investor Default Amount                              3,201,067.50            310,406.55            368,607.77         3,880,081.82
Investor Monthly Fees Due                              996,875.00             96,666.67            114,791.67         1,208,333.33
Investor Additional Amounts Due
Total Due                                            5,565,405.78            552,161.82            689,498.31         6,807,065.91

Reallocated Investor Finance Charge Collections                                                                      13,656,846.61
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  4.7535%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     598,125,000.00         58,000,000.00         68,875,000.00       725,000,000.00
Interest Distributions                               1,367,463.28            145,088.61            206,098.87         1,718,650.76
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                  1,367,463.28            145,088.61            206,098.87         1,718,650.76
Ending Certificates Balance                        598,125,000.00         58,000,000.00         68,875,000.00       725,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.29

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.29

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.50

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.50

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $206,098.87

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $206,098.87

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,266,898.45

       a. Class A Monthly Interest:                             $1,367,463.28
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,201,067.50
       e. Excess Spread:                                        $6,698,367.67

   2.  Class B Available Funds:                                 $1,092,547.73

       a. Class B Monthly Interest:                               $145,088.61
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $947,459.12

   3.  Collateral Available Funds:                              $1,297,400.43

       a. Excess Spread:                                        $1,297,400.43

   4.  Total Excess Spread:                                     $8,943,227.22

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $132,944,523.39

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $116,439,932.11

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $116,439,932.11

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,880,081.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $120,320,013.92

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $120,320,013.92

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $8,943,227.22
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $310,406.55

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $206,098.87
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $368,607.77
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,849,780.70

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.7535%
       b. Prior Monthly Period                                        5.9396%
       c. Second Prior Monthly Period                                 5.7651%

   2.  Three Month Average Base Rate                                  5.4861%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


XIX. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series          Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations           Interest               Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount              570,871,697.46        500,000,000.00         70,871,697.46
Beginning Adjusted Invested Amount                            N/A        500,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             10,753,527.18          9,418,514.90          1,335,012.28
Collections of Principal Receivables                91,685,878.20         80,303,401.45         11,382,476.75
Defaulted Amount                                     3,055,212.27          2,675,918.49            379,293.77

Ending Invested / Transferor Amounts               561,072,869.30        500,000,000.00         61,072,869.30


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             2.7050%               2.9750%               3.5750%
Monthly Interest Due                                   960,838.54            102,472.22            146,227.43         1,209,538.19
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                     960,838.54            102,472.22            146,227.43         1,209,538.19
Investor Default Amount                              2,207,632.76            214,073.48            254,212.26         2,675,918.49
Investor Monthly Fees Due                              687,500.00             66,666.67             79,166.67           833,333.33
Investor Additional Amounts Due
Total Due                                            3,855,971.30            383,212.37            479,606.35         4,718,790.02

Reallocated Investor Finance Charge Collections                                                                       9,418,514.90
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  4.8106%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     412,500,000.00         40,000,000.00         47,500,000.00       500,000,000.00
Interest Distributions                                 960,838.54            102,472.22            146,227.43         1,209,538.19
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                    960,838.54            102,472.22            146,227.43         1,209,538.19
Ending Certificates Balance                        412,500,000.00         40,000,000.00         47,500,000.00       500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.56

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.56

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $146,227.43

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $146,227.43

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,770,274.80

       a. Class A Monthly Interest:                               $960,838.54
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,207,632.76
       e. Excess Spread:                                        $4,601,803.50

   2.  Class B Available Funds:                                   $753,481.19

       a. Class B Monthly Interest:                               $102,472.22
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $651,008.97

   3.  Collateral Available Funds:                                $894,758.92

       a. Excess Spread:                                          $894,758.92

   4.  Total Excess Spread:                                     $6,147,571.38

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 2001-5 Allocable Principal
       Collections:                                            $91,685,878.20

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $80,303,401.45

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $80,303,401.45

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,675,918.49

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $82,979,319.95

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $82,979,319.95

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $6,147,571.38
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $214,073.48

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $146,227.43
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $254,212.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,699,724.88

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.8106%
       b. Prior Monthly Period                                        5.9968%
       c. Second Prior Monthly Period                                 5.8222%

   2.  Three Month Average Base Rate                                  5.5432%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


XX. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series          Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest                Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount              799,220,376.44        700,000,000.00         99,220,376.44
Beginning Adjusted Invested Amount                            N/A        700,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             15,054,938.05         13,185,920.86          1,869,017.19
Collections of Principal Receivables               128,360,229.48        112,424,762.04         15,935,467.44
Defaulted Amount                                     4,277,297.17          3,746,285.89            531,011.28

Ending Invested / Transferor Amounts               785,502,017.02        700,000,000.00         85,502,017.02


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             2.6450%               2.8750%               3.4750%
Monthly Interest Due                                 1,315,336.46            138,638.89            198,992.01         1,652,967.36
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                   1,315,336.46            138,638.89            198,992.01         1,652,967.36
Investor Default Amount                              3,090,685.86            299,702.87            355,897.16         3,746,285.89
Investor Monthly Fees Due                              962,500.00             93,333.33            110,833.33         1,166,666.67
Investor Additional Amounts Due
Total Due                                            5,368,522.32            531,675.09            665,722.51         6,565,919.92

Reallocated Investor Finance Charge Collections                                                                      13,185,920.86
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  4.7427%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     577,500,000.00         56,000,000.00         66,500,000.00       700,000,000.00
Interest Distributions                               1,315,336.46            138,638.89            198,992.01         1,652,967.36
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                  1,315,336.46            138,638.89            198,992.01         1,652,967.36
Ending Certificates Balance                        577,500,000.00         56,000,000.00         66,500,000.00       700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.28

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.28

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $198,992.01

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $198,992.01

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,878,384.71

       a. Class A Monthly Interest:                             $1,315,336.46
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,090,685.86
       e. Excess Spread:                                        $6,472,362.39

   2.  Class B Available Funds:                                 $1,054,873.67

       a. Class B Monthly Interest:                               $138,638.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $916,234.78

   3.  Collateral Available Funds:                              $1,252,662.48

       a. Excess Spread:                                        $1,252,662.48

   4.  Total Excess Spread:                                     $8,641,259.66

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $128,360,229.48

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $112,424,762.04

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $112,424,762.04

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,746,285.89

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $116,171,047.93

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $116,171,047.93

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $8,641,259.66
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $299,702.87

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $198,992.01
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $355,897.16
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,620,000.95

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.7427%
       b. Prior Monthly Period                                        5.9288%
       c. Second Prior Monthly Period                                 5.7543%

   2.  Three Month Average Base Rate                                  5.4753%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%


XXI. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series          Total  Investor           Transferors
A. Investor/Transferor Allocations                    Allocations          Interest                Interest
----------------------------------                    -----------       ---------------           -----------
Beginning Invested /Transferor Amount              742,133,206.69        650,000,000.00         92,133,206.69
Beginning Adjusted Invested Amount                            N/A        650,000,000.00                   N/A
Floating Allocation Percentage                                N/A              87.5854%              12.4147%
Principal Allocation Percentage                               N/A              87.5854%              12.4147%
Collections of Finance Chg. Receivables             13,979,585.33         12,244,069.37          1,735,515.96
Collections of Principal Receivables               119,191,641.66        104,394,421.89         14,797,219.77
Defaulted Amount                                     3,971,775.95          3,478,694.04            493,081.90

Ending Invested / Transferor Amounts               729,394,730.09        650,000,000.00         79,394,730.09


                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                 Total
--------------------------------------                    -------               -------            ----------                -----

Principal Funding Account                                    0.00                  0.00                  0.00                 0.00
Investment Proceeds for Monthly Period                       0.00                  0.00                  0.00                 0.00
Reserve Draw Amount                                          0.00                  0.00                  0.00                 0.00
Available Reserve Account Amount                             0.00                  0.00                  0.00                 0.00
Reserve Account Surplus                                      0.00                  0.00                  0.00                 0.00

Coupon  October 15, 2001 to November 14, 2001             2.6450%               2.8850%               3.4750%
Monthly Interest Due                                 1,221,383.85            129,183.89            184,778.30         1,535,346.04
Outstanding Monthly Interest Due                             0.00                  0.00                  0.00                 0.00
Additional Interest Due                                      0.00                  0.00                  0.00                 0.00
Total Interest Due                                   1,221,383.85            129,183.89            184,778.30         1,535,346.04
Investor Default Amount                              2,869,922.58            278,295.52            330,475.93         3,478,694.04
Investor Monthly Fees Due                              893,750.00             86,666.67            102,916.67         1,083,333.33
Investor Additional Amounts Due
Total Due                                            4,985,056.44            494,146.08            618,170.90         6,097,373.42

Reallocated Investor Finance Charge Collections                                                                      12,244,069.37
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.8777%
Base Rate                                                                                                                  4.7435%


                                                                                                   Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest                 Total
--------------------------------------------              -------               -------            ----------                -----

Beginning Certificates Balance                     536,250,000.00         52,000,000.00         61,750,000.00       650,000,000.00
Interest Distributions                               1,221,383.85            129,183.89            184,778.30         1,535,346.04
Principal Deposits - Prin. Funding Account                   0.00                  0.00                  0.00                 0.00
Principal Distributions                                      0.00                  0.00                  0.00                 0.00
Total Distributions                                  1,221,383.85            129,183.89            184,778.30         1,535,346.04
Ending Certificates Balance                        536,250,000.00         52,000,000.00         61,750,000.00       650,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $2.28

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $2.28

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $2.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $2.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00


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

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $184,778.30

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $184,778.30

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,101,357.23

       a. Class A Monthly Interest:                             $1,221,383.85
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,869,922.58
       e. Excess Spread:                                        $6,010,050.79

   2.  Class B Available Funds:                                   $979,525.55

       a. Class B Monthly Interest:                               $129,183.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $850,341.66

   3.  Collateral Available Funds:                              $1,163,186.59

       a. Excess Spread:                                        $1,163,186.59

   4.  Total Excess Spread:                                     $8,023,579.05

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              87.5854%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $119,191,641.66

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $104,394,421.89

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $104,394,421.89

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,478,694.04

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $107,873,115.93

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $107,873,115.93

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $8,023,579.05
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $278,295.52

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $184,778.30
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $330,475.93
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,146,695.96

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      4.7435%
       b. Prior Monthly Period                                        5.9296%
       c. Second Prior Monthly Period                                 5.7145%

   2.  Three Month Average Base Rate                                  5.4626%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     15.8777%
       b. Prior Monthly Period                                       14.6499%
       c. Second Prior Monthly Period                                15.5012%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         15.3429%